EXHIBIT 10.1
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                     SECOND AMENDMENT TO SECURITY AGREEMENT
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         THIS SECOND AMENDMENT is made as of this 31st day of August, 1999 by and among ENVIRONMENTAL ELEMENTS CORPORATION, a Delaware corporation ("Borrower") and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation ("Bank").

                                    RECITALS
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         A. The Bank previously agreed to extend credit to the Borrower pursuant to a certain Revolving Credit and Letter of Credit Agreement dated November 24, 1993, as amended by a letter agreement dated May 26, 1994 from Nicholas C. Richardson to Thomas B. McCord, a Second Amendment to Revolving Credit and
Letter of Credit Agreement dated October 25, 1995, a Third Amendment to
Revolving Credit and Letter of Credit Agreement dated June 12, 1998, and a
Fourth Amendment to Revolving Credit and Letter of Credit Agreement of even date herewith (collectively, the "Agreement"), in the form of a line of credit facility in an original principal amount not to exceed Ten Million Dollars ($10,000,000.00), which was reduced to Seven Million Dollars ($7,000,000.00), then increased to Twelve Million Dollars ($12,000,000.00), and is currently being increased to Fifteen Million Dollars ($15,000,000.00).

         B. The indebtedness under the Agreement is evidenced by a Line of Credit Promissory Note dated November 24, 1993 from Borrower to Bank, as amended by a certain First Amendment to Line of Credit Promissory Note dated October 25, 1995, certain letter agreements between the Bank and the Borrower, a certain Second Amendment to Line of Credit Promissory Note dated June 12, 1998, and a certain Third Amendment to Line of Credit Promissory Note of even date herewith (collectively, the "Note").

         C. The repayment of the indebtedness evidenced by the Note is secured by a Security Agreement dated October 25, 1995 between Borrower and Bank, as amended by a First Amendment to Security Agreement dated July 12, 1998.

         D. The Buyer has requested that the Bank extend the term and increase the amount of such line of credit facility, and the Bank has agreed, and the parties now wish to amend the Security Agreement.

                                   WITNESSETH
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         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Security Agreement is hereby modified and amended as follows (the Security Agreement, as amended, is hereinafter referred to as the "Security Agreement"):

         1. Recitals. The parties acknowledge and agree that the foregoing Recitals are true and correct, and are incorporated herein by reference.

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         2.       Amendments to Security Agreement.
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                  A. The aggregate amount of the credit facility described in the Recitals of the Security Agreement, the repayment of which is secured by the Security Agreement, is hereby increased from Twelve Million Dollars ($12,000,000.00) to Fifteen Million Dollars ($15,000,000.00).

                  B. All references in the Security Agreement to the "Note" shall mean the Line of Credit Promissory Note, as heretofore amended and as amended on even date, and all references to the Loan Agreement shall mean the Revolving Credit and Letter of Credit Agreement, as heretofore amended and as amended on even date, as well as any future amendments or modifications thereof.

         3. Effect of Amendment. Except as modified and amended herein, the Security Agreement shall be and remain in full force and effect. In the event of any conflict between the terms and provisions of the Security Agreement and this Second Amendment, the terms and provisions of this Second Amendment shall prevail. Nothing contained herein shall constitute a novation under the Note.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed and sealed, intending this to be a sealed instrument, as of the date first above written.


    WITNESS/ATTEST:                    ENVIRONMENTAL ELEMENTS CORPORATION

    ____________________________   By:________________________________(SEAL)

                                       Name: James B. Sinclair
                                       Title: Vice-President and
                                              Chief Financial Officer



                                       MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY



    ____________________________   By:________________________________(SEAL)

                                             Philip G. Enstice,
                                             Senior Vice-President

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